UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 1, 2009
Date of Report
(Date of earliest event reported)
CRUSADER ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	1-32533	88-0349241

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Gaillardia Parkway
Oklahoma City, Oklahoma 73142
(Address of principal executive offices, including zip code)
(405) 285-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
On April 1, 2009, Crusader Energy Group Inc. (the “Company”) received notice from NYSE Amex LLC, formerly known as the American Stock Exchange (the “Exchange”), that the Exchange intends to strike the Company’s common stock from listing on the Exchange. The Exchange notice states that the Company is not in compliance with Section 1003(a)(iv), Section 134 and Section 1101 of the Exchange’s Company Guide. The Company does not intend to appeal the delisting. The Exchange halted trading in the Company’s common stock on March 30, 2009, and has notified the Company that the Exchange will suspend the Company’s common stock from trading on the Exchange effective April 9, 2009. The Company issued a press release on April 3, 2009, reporting its receipt of the Exchange notice and the bases for delisting described in the Exchange notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release, dated April 3, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUSADER ENERGY GROUP INC.
Date: April 6, 2009	By:	/s/ David D. Le Norman
David D. Le Norman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated April 3, 2009

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